(AVONDALE HESTER LOGO)

                               TOTAL RETURN FUND

                                 ANNUAL REPORT

                               For the Year Ended
                                 March 31, 2002

                    (HESTER CAPITAL MANAGEMENT, L.L.C. LOGO)

  April 18, 2002

  Dear Shareholders:

  We are pleased to report on the performance of the Avondale Hester Total Return Fund for the fiscal year ending March 31, 2002. Last year, your fund experienced a return of 9.63% versus the custom blended index of 75% Standard & Poor's 500 Composite Index and 25% Lehman U.S. Intermediate Government/Credit Bond Index at 1.42%. We are pleased with this performance which benefited from the asset allocation in the fund as well as stock specific issues. At year-end, the fund was valued at $14.4 million and approximately 85.7% of these assets were allocated to common stocks, 9.5% to fixed income securities, and 4.9% in cash reserves. Hester Capital Management, LLC ("HCM") has been managing your Fund since September 30, 1998, and over the last three and a half years, the Fund has produced an annualized return of 10.16% compared to 4.97% for the custom index.

DON'T EVER SELL YOUR SADDLE
---------------------------

  Grammy and CMA male vocalist and entertainer of the year Randy Travis recorded a song on his new CD, Inspirational Journey, written by Kim Tribble and Brian Whiteside, about the wisdom that a father passed down to his children. The main phrase says, "Don't ever sell your saddle. Life's a long ride." Most investors rode high in the investment saddle through 1980s and 1990s with many selling their saddles to pour cash into technology and telecom stocks. With stock prices appreciating each quarter, riding bareback seemed like a great idea on the "easy riding money trail." But the investment trail ride has taken just a few twists and turns over the past two years, and having those saddles back would provide some comfort. With our feet planted firmly in the stirrups and reins in our hands, it would have made it easier to negotiate the trail and provide something to hold on to into what we now know is the long ride of the stock market. This year has started as the last two years have ended...with stocks bucking all around the corral and exhibiting great volatility. As reflected in the chart entitled "Stock Market Total Rates of Return," the quarter's performance has been diverse with small and mid-cap stocks doing well. The Dow has led the charge, up 4.32%, but the tech-heavy NASDAQ continues to struggle and is down (5.39%) on the year. The trailing 3-year and 5-year returns are also shown, and who would have thought several years ago that stocks would produce negative annualized rates of return over a three-year period.

                       STOCK MARKET TOTAL RATES OF RETURN

FOR PERIODS ENDED MARCH 31, 2002

EQUITY INDICES                     YEAR TO DATE 1 YEAR  3 YEAR  5 YEAR  10 YEAR
---------------                    ------------ ------  ------  ------  -------
LIPPER LARGE CAP VALUE FUND INDEX     1.91%     0.95%   0.84%    9.37%  12.36%
STANDARD & POOR'S 500
  (CAPITALIZATION WEIGHTED)           0.26%     0.18%  (2.55%)  10.15%  13.23%
STANDARD & POOR'S 500 (UNWEIGHTED)    3.26%     2.80%  (1.23%)   4.96%   8.50%
NASDAQ                               (5.39%)    0.28%  (9.15%)   8.59%  11.81%
DOW JONES
  INDUSTRIAL AVERAGE                  4.32%     7.20%   3.76%   11.44%  14.85%
WILSHIRE 5000
  (ADJUSTED FOR DIVIDENDS)            0.96%     2.54%  (1.57%)   9.76%  12.53%

ECONOMY
-------

  Recent economic statistics reflect strength in new orders, low inventory levels, and a modestly improved pricing environment for business. The evidence would suggest that a recovery is underway as non-farm payrolls have stabilized and are actually showing modest expansion. Chairman Greenspan in his April 17 testimony before the joint economic committee of the U.S. Congress said, "The economy, bolstered by a marked swing in inventory investment, is expanding at a significant pace. Nonetheless, the degree of strengthening in final demand over coming quarters, an essential element in sustained economic expansion, is uncertain."

  The economy is rebounding on the strength of inventory rebuilding. While the changed structure in the position of household financial positions and higher energy prices are concerns, the improvement in the productivity of American business and the accommodative stance of fiscal and monetary policy should lead the economy higher through the balance of this year and into 2003.

  Inflation, while remaining well behaved, will bear watching as the year unfolds. Higher prices in energy, lumber, and base metals all point to possibly higher inflation rates over the next several months. Currently, the CPI is up only 1.1% year-over-year. There are wide dispersions of inflation estimates by economists; however, we expect inflation to remain between 1.5% and 2.0% as we approach year-end.

INTEREST RATES AND THE BOND MARKET
----------------------------------

  While truly strong, definitive signs of economic growth remain to be clarified, it does appear that interest rates will remain reasonably stable over the near term. Chairman Greenspan stated in his recent testimony, "To be sure, over time, the current accommodative stance on monetary policy is not likely to be consistent with maintaining price stability. But the prospect for low inflation and inflation expectations in the period ahead mean that the Federal Reserve should have ample opportunity to adjust policy to keep inflation pressures contained once sustained, solid, economic expansion is in view." We believe this is signaling that the Fed is likely to hold short-term interest rates steady at the May 7 and June 25 - 26 meetings. In fact, the forward markets now indicate low odds of any increases near term with the Federal Funds possibly rising to 2.0% in the summer and a target of 3% by year-end, which is down in recent weeks from expectations of as much as 3.5%. Long-term rates are up approximately 39 basis points on the 10-year note from year-end.

                            SELECTED INTEREST RATES
                           Averages of Daily Figures

                                          Intended Federal       Federal Funds
3 month Treasury    10 Year Treasury      Funds Rate             Rate
----------------    ----------------      ----------------       -------------
2/2/01     4.91       2/2/01     5.2      2/2/01    5.500       1/31/01   5.94
2/6/01     4.94       2/6/01    5.13      2/6/01    5.500        2/7/01   5.51
2/16/01    4.93      2/16/01    5.11     2/16/01    5.500       2/14/01   5.47
2/23/01    4.87      2/23/01    5.13     2/23/01    5.500       2/21/01   5.50
3/2/01     4.72       3/2/01    4.95      3/2/01    5.500       2/28/01   5.50
3/9/01     4.62       3/9/01    4.95      3/9/01    5.500        3/7/01   5.49
3/16/01    4.47      3/16/01    4.86     3/16/01    5.500       3/14/01   5.46
3/23/01    4.27      3/23/01    4.78     3/23/01    5.000       3/21/01   5.33
3/30/01    4.22      3/30/01    4.95     3/30/01    5.000       3/28/01   5.00
4/6/01     4.01       4/6/01    4.95      4/6/01    5.000        4/4/01   5.21
4/13/01     3.9      4/13/01    5.08     4/13/01    5.000       4/11/01   4.96
4/20/01    3.87      4/20/01    5.24     4/20/01    4.500       4/18/01   4.98
4/27/01    3.72      4/27/01    5.25     4/27/01    4.500       4/25/01   4.42
5/4/01     3.78       5/4/01    5.28      5/4/01    4.500        5/2/01   4.53
5/11/01    3.65      5/11/01    5.29     5/11/01    4.500        5/6/01   4.43
5/18/01    3.54      5/18/01    5.46     5/18/01    4.000       5/16/01   4.37
5/25/01    3.58      5/25/01    5.46     5/25/01    4.000       5/23/01   3.98
6/1/01     3.59       6/1/01    5.48      6/1/01    4.000       5/30/01   3.98
6/8/01     3.56       6/8/01    5.32      6/8/01    4.000        6/6/01   4.08
6/15/01    3.48      6/15/01    5.28     6/15/01    4.000       6/13/01   4.00
6/22/01    3.42      6/22/01    5.23     6/22/01    4.000       6/20/01   3.95
6/29/01    3.47      6/29/01    5.29     6/29/01    3.750       6/27/01   3.91
7/6/01     3.57       7/6/01    5.41      7/6/01    3.750        7/4/01   3.89
7/13/01    3.54      7/13/01    5.31     7/13/01    3.750       7/11/01   3.67
7/20/01    3.49      7/20/01    5.17     7/20/01    3.750       7/18/01   3.76
7/27/01    3.48      7/27/01    5.16     7/27/01    3.750       7/25/01   3.81
8/3/01     3.46       8/3/01    5.13      8/3/01    3.750        8/1/01   3.79
8/10/01    3.41      8/10/01    5.08     8/10/01    3.750        8/8/01   3.70
8/17/01    3.34      8/17/01    4.95     8/17/01    3.750       8/15/01   3.75
8/27/01    3.33      8/27/01     4.9     8/27/01    3.500       8/22/01   3.63
8/31/01    3.33      8/31/01    4.84     8/31/01    3.500       8/29/01   3.52
9/7/01     3.29       9/7/01    4.91      9/7/01    3.500        9/5/01   3.63
9/14/01    2.82      9/14/01    4.68     9/14/01    3.500       9/12/01   3.49
9/21/01     2.3      9/21/01     4.7     9/21/01    3.000       9/19/01   2.47
9/28/01    2.34      9/28/01    4.66     9/28/01    3.000       9/26/01   2.99
10/5/01    2.21      10/5/01    4.53     10/5/01    2.500       10/3/01   2.71
10/12/01    2.2     10/12/01    4.65    10/12/01    2.500      10/10/01   2.44
10/19/01   2.17     10/19/01     4.6    10/19/01    2.500      10/17/01   2.44
10/26/01   2.13     10/26/01     4.6    10/26/01    2.500      10/24/01   2.49
11/2/01    2.01      11/2/01    4.37     11/2/01    2.500      10/31/01   2.55
11/9/01    1.83      11/9/01     4.3     11/9/01    2.000       11/7/01   2.36
11/16/01   1.86     11/16/01    4.66    11/16/01    2.000      11/14/01   2.03
11/23/01   1.91     11/23/01    4.93    11/23/01    2.000      11/21/01   2.01
11/30/01   1.84     11/30/01    4.92    11/30/01    2.000      11/28/01   1.95
12/7/01    1.72      12/7/01    4.92     12/7/01    2.000       12/5/01   2.02
12/14/01   1.66     12/14/01    5.14    12/14/01    1.750      12/12/01   1.88
12/21/01   1.68     12/21/01    5.14    12/21/01    1.750      12/19/01   1.84
12/28/01    1.7     12/28/01    5.17    12/28/01    1.750      12/26/01   1.77
1/4/02      1.7       1/4/02    5.15      1/4/02    1.750        1/2/02   1.63
1/11/02    1.63      1/11/02    5.04     1/11/02    1.750        1/9/02   1.64
1/18/02    1.58      1/18/02    4.92     1/18/02    1.750       1/16/02   1.74
1/25/02    1.68      1/25/02    5.05     1/25/02    1.750       1/23/02   1.74
2/1/02     1.72       2/1/02    5.05      2/1/02    1.750       1/30/02   1.78
2/8/02     1.72       2/8/02    4.92      2/8/02    1.750        2/6/02   1.74
2/15/02    1.72      2/15/02    4.94     2/15/02    1.750       2/13/02   1.72
2/22/02    1.73      2/22/02    4.87     2/22/02    1.750       2/20/02   1.75
3/1/02     1.74       3/1/02     4.9      3/1/02    1.750       2/27/02   1.75
3/8/02     1.76       3/8/02    5.13      3/8/02    1.750        3/6/02   1.74
3/15/02    1.81      3/15/02    5.34     3/15/02    1.750       3/13/02   1.71
3/22/02    1.82      3/22/02    5.37     3/22/02    1.750       3/20/02   1.76
3/29/02    1.79      3/29/02    5.38     3/29/02    1.750       3/27/02   1.70
4/5/02     1.75       4/5/02    5.32      4/5/02    1.750        4/3/02   1.77
4/12/02    1.69      4/12/02    5.22     4/12/02    1.750       4/10/02   1.71
4/19/02     1.7      4/19/02    5.21     4/19/02    1.750       4/17/02   1.78
4/26/02     1.7      4/26/02    5.13     4/26/02    1.750       4/24/02   1.70

  While the year began well for bond investors, the upward surge in market interest rates in March placed severe pressure on bond prices and resulted in modest negative rates of return for the first quarter. The Lehman Brothers Intermediate Government/Credit Index and the longer maturity Government/Credit Index are down (0.23%) and (0.48%) year to date. We continue to believe that bond investors will at best earn the coupon rates this year and that an emphasis on short and intermediate maturities is the preferred strategy in the current economic environment.

                       BOND MARKET TOTAL RATES OF RETURN

FOR PERIODS ENDED MARCH 31, 2002
FIXED INCOME INDICES               YEAR TO DATE  1 YEAR  3 YEAR  5 YEAR 10 YEAR
---------------------              ------------  ------  ------  ------ -------
TAXABLE
LEHMAN BROTHERS INTERMEDIATE
  GOVT. CORP INDEX                    (0.23%)     5.15%   6.38%  6.84%   6.72%
  Avg. Mat. 4.59 yrs.   Duration 3.70 yrs.
LEHMAN BROTHERS GOVT./
  CREDIT BOND INDEX                   (0.48%)     4.64%   6.14%  7.43%   7.37%
  Avg. Mat. 9.00 yrs.   Duration 5.36 yrs.
TAX-EXEMPT
LEHMAN BROTHERS 7 YEAR
  MUNICIPAL BOND INDEX                 0.95%      3.50%   4.66%  5.78%   6.22%
  Avg. Mat. 6.96 yrs.   Duration 5.31 yrs.
LEHMAN BROTHERS 10 YEAR
  MUNICIPAL BOND INDEX                 1.22%      3.49%   4.82%  6.20%   6.83%
  Avg. Mat. 9.90 yrs.   Duration 6.60 yrs.
CASH EQUIVALENT INDICES
91-DAY U.S. TREASURY BILLS             0.43%      3.30%   4.84%  4.89%   4.58%
CONSUMER PRICE INDEX                   0.91%      1.19%   2.62%  2.19%   2.50%

STOCK MARKET
------------

  Remaining in the stock market saddle has been a challenge again this year.
The market has been pressured by accounting uncertainties and disclosure issues that continue to spill over from the Enron/Arthur Andersen scandal. In addition, the market has been pressured by increases in market interest rates, the administration's implementation of tariffs on steel (which has resulted in retaliation from some U.S. trading partners), global tensions, and higher energy prices. As the chart below reflects, while stock prices cannot be declared cheap from an historical perspective, one is able to find areas of value through good, solid fundamental analysis. What this market needs is for earnings to come through big-time! Current levels of interest rates and inflation are supportive of 20-type price/earnings multiples and we believe that stock prices will gradually work themselves higher as we move through the year. It will be an earnings-driven market and, we believe, a stock pickers market, driven by fundamental analysis in spite of the difficulty in finding good value. While there is limited value in the large cap sector of the market, mid- and small-cap names do offer better relative value. Our focus will continue to be on good quality names and being adequately diversified, one of the key principles that many investors lost sight of during the 1990s.

                     STANDARD & POOR'S 500 COMPOSITE INDEX

    3/31/02     12-month          Earnings           P/E       P/E
                                  --------
     Price       Range        2002E      2003E      2002E     2003E     Yield

    1147.39     966-1313     $43.30     $49.48      26.5X     23.2X     1.40%

    We have sought and found pockets of relative value in corners of the stock market where valuations were attractive and where business prospects were strong. For instance, stocks of consumer cyclical companies (including many retailers) were strong performers in recent quarters as U.S. consumers spent freely. Similarly, investments in select cyclical materials stocks grew in value in anticipation of an economic rebound.

BACK-TO-BASICS INVESTING
------------------------

  Recent stock-market action has rewarded "back to basics" investment analysis. Investments in companies with attractive valuations, strong free cash flow, improving balance sheets and high returns on capital have been rewarded. This environment is in sharp contrast to the momentum-driven speculative environment of the late 1990s in which many stock prices overshot appropriate valuation levels. Although investment bargains are not easily found today, we nevertheless believe this is an environment in which a disciplined approach to investing can excel.

  It's been said before, but we recommend that investors stay focused on the big picture and on the long-run outlook. Furthermore, to achieve strong investment returns, it doesn't hurt to adopt something of a contrarian perspective--looking for good news amidst the bad (and vice versa). Many recent developments that on the surface appear negative are probably quite positive for the U.S. stock and bond markets.

  For example, in recent months investors and the financial press have fretted about the quality of U.S. corporate accounting, and the stock prices of several companies were at least temporarily punished. But is an increased focus on financial reporting a bad thing in the long run? Far from it, we say. Shining a light on such inadequacies is the first step toward cleaning them up. Anything that improves accountability to shareholders is a positive development in the long run. We believe that U.S. accounting standards are probably already the best in the world but that complacency (on the part of corporations, auditors and investors) had eroded accounting quality. Recent scrutiny will only improve accounting standards, thereby making the United States an even better place in which to invest.

  Similarly, there has been considerable bellyaching from Wall Street and certain corporations about the increased scrutiny of corporate debt by debt-rating agencies such as Standard & Poor's and Moody's. But is increased scrutiny of corporate debt a negative development? As long as such scrutiny doesn't go so far as to freeze out qualified borrowers (and we don't think it has), then applying sharper analysis to corporate debt is another positive development for U.S. markets and investors.

  Although financial markets--and indeed the world geopolitical environment--can certainly be uncertain and volatile, we doubt that either head-in-the-sand fear or a cash-in-the mattress strategy will be the appropriate plan for 2002 or for long-term investment success. Through all kinds of weather, we plan to doggedly pursue investments of good value for our clients.

  Once again, we thank you for the opportunity to serve as advisor to the Avondale Hester Total Return Fund, and on behalf of all of us at HCM, we wish you much success in the coming year.

  Respectfully submitted,

  /s/Ira Craig Hester         /s/John E. Gunthorp

  Ira Craig Hester, CFA       John E. Gunthorp, CFA

  Please see the following annual report for the Fund's complete performance information. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Indices mentioned above are unmanaged indices commonly used to measure performance of either U.S. stocks or bonds. You cannot invest directly in an index. This material must be preceded or accompanied by a current prospectus. Read it carefully before you invest or send money.

  Quasar Distributors, LLC, distributor.  (05/02)

INVESTMENT PERFORMANCE

                                         12/31/01     03/31/01    09/30/98*<F1>
                                         THROUGH       THROUGH       THROUGH
                                         03/31/02     03/31/02      03/31/02
                                         --------     --------      --------

AVONDALE HESTER TOTAL RETURN FUND         0.61%         9.63%        10.16%
Blended Custom Index**<F2>                0.14%         1.42%         4.97%

Stock Market Indexes
--------------------
AVONDALE HESTER - EQUITIES ONLY           1.11%        13.14%        12.61%
Lipper Large Cap Value Fund Index         1.91%         0.95%         6.27%
S&P 500 Composite Index                   0.26%         0.18%         4.80%
S&P 500 Composite Unweighted              3.26%         2.80%         2.81%

Bond Market Indexes
-------------------
AVONDALE HESTER - FIXED-INCOME ONLY      -0.38%         4.81%         7.36%
Lehman U.S. Int Govt/Credit Bond Index   -0.23%         5.15%         5.48%
Lehman U.S. Govt/Credit Bond Index       -0.48%         4.63%         4.92%

Cash Equivalents Indexes
------------------------
90 Day U.S. Treasury Bills                0.43%         3.30%         4.77%
Consumer Price Index                      0.91%         1.19%         2.49%

  *<F1>   Annualized
 **<F2>   75% S&P 500  Composite and 25% Lehman U.S. Intermediate
          Government/Credit Bond Index

                       AVONDALE HESTER TOTAL RETURN FUND
                       Value of $10,000 vs S&P 500 Index

       Date       Avondale Hester Total Return Fund     S&P 500 with income
       ----       ---------------------------------     -------------------
     10/12/88                  $10,000                        $10,000
     3/31/89                   $10,172                        $10,791
     3/31/90                   $11,202                        $12,872
     3/31/91                   $12,424                        $14,727
     3/31/92                   $13,800                        $16,354
     3/31/93                   $15,068                        $18,847
     3/31/94                   $14,944                        $19,123
     3/31/95                   $16,113                        $22,105
     3/31/96                   $20,410                        $29,197
     3/31/97                   $20,636                        $34,987
     3/31/98                   $28,406                        $51,791
     3/31/99                   $31,511                        $61,343
     3/31/00                   $37,294                        $72,358
     3/31/01                   $33,075                        $56,670
     3/31/02                   $36,259                        $56,809

                    Average Annualized Return
                   Period Ended March 31, 2002

                    1 Year           9.63%
                    5 Years         11.93%
                   10 Years         10.14%

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Sector allocations are subject to change.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.

The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. The S&P 500 index is unmanaged and returns include reinvested dividends.

See accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS at March 31, 2002

  SHARES                                                               VALUE
  ------                                                               -----
COMMON STOCKS: 85.7%

APPAREL: 1.9%
    1,500    Jones Apparel Group, Inc.*<F3>                        $    52,425
    7,600    Polo Ralph Lauren Corp.*<F4>                              221,768
                                                                   -----------
                                                                       274,193
                                                                   -----------

BANKS: 4.6%
    4,713    Bank Of America Corp.                                     320,578
    8,014    Bank One Corp.                                            334,825
                                                                   -----------
                                                                       655,403
                                                                   -----------

BEVERAGES: 2.4%
    3,592    Anheuser-Busch Cos., Inc.*<F3>                            187,502
    3,000    Coca-Cola Co. (The)                                       156,780
                                                                   -----------
                                                                       344,282
                                                                   -----------

CHEMICALS - DIVERSIFIED: 0.9%
    4,500    H.B. Fuller Co.                                           134,775
                                                                   -----------

COMPUTERS: 3.8%
    9,500    Compaq Computer Corp.                                      99,275
    5,000    Hewlett-Packard Co.                                        89,700
    1,250    International Business
               Machines Corp.                                          130,000
   11,500    Perot Systems Corp.                                       229,425
                                                                   -----------
                                                                       548,400
                                                                   -----------

DENTAL SUPPLIES & EQUIPMENT: 2.1%
    8,000    Dentsply International, Inc.                              296,480
                                                                   -----------

DISTRIBUTION/WHOLESALE: 1.2%
    3,000    Grainger (W.W.), Inc.                                     168,690
                                                                   -----------

DIVERSIFIED MANUFACTURING: 9.7%
    4,500    Cooper Industries, Inc.                                   188,775
   22,611    General Electric Co.                                      846,782
   11,300    Tyco International Ltd.                                   365,216
                                                                   -----------
                                                                     1,400,773
                                                                   -----------

ELECTRONIC MEASURING INSTRUMENTS: 0.2%
      953    Agilent Technologies, Inc.*<F3>                            33,317
                                                                   -----------

ELECTRONICS: 2.6%
    7,830    Avnet, Inc.                                               211,880
    7,750    Vishay
               Intertechnology, Inc.*<F3>                              157,635
                                                                   -----------
                                                                       369,515
                                                                   -----------

FINANCIAL SERVICES: 7.4%
   10,539    American Express Co.                                      431,677
   10,666    Citigroup, Inc.                                           528,180
    1,700    Federal Home Loan
               Mortgage Corp.                                          107,729
                                                                   -----------
                                                                     1,067,586
                                                                   -----------

FOOD: 1.2%
    5,000    Albertson's, Inc.                                         165,700
                                                                   -----------

HEALTHCARE - PRODUCTS: 5.6%
    5,100    Allergan, Inc.                                            329,715
    7,000    Johnson & Johnson                                         454,650
      593    Zimmer Holdings, Inc.*<F3>                                 20,192
                                                                   -----------
                                                                       804,557
                                                                   -----------

HOME FURNISHINGS: 2.0%
    7,500    Ethan Allen Interiors, Inc.                               285,450
                                                                   -----------

HOUSEHOLD PRODUCTS: 0.7%
    7,800    Moore Corp. Ltd.                                          101,478
                                                                   -----------

INSTRUMENTS - CONTROLS: 1.7%
    4,750    Parker-Hannifin Corp.                                     237,025
                                                                   -----------

MACHINERY: 2.2%
    4,500    Dover Corp.                                               184,500
    5,500    Gardner Denver Inc.*<F3>                                  134,750
                                                                   -----------
                                                                       319,250
                                                                   -----------

MANUFACTURING EQUIPMENT: 1.9%
   13,600    Pall Corp.                                                278,664
                                                                   -----------

MEDICAL INFORMATION SYSTEMS: 0.7%
    9,500    Dendrite International, Inc.*<F3>                         101,650
                                                                   -----------

MEDICAL PRODUCTS: 2.7%
   19,500    Possis Medical, Inc.*<F3>                                 384,150
                                                                   -----------

MEDICAL SERVICE & SUPPLIES: 1.7%
   12,200    Covance Inc.*<F3>                                         247,416
                                                                   -----------

OIL - INTERNATIONAL INTEGRATED: 2.2%
    7,078    Exxon Mobil Corp.                                         310,229
                                                                   -----------

PACKAGING & CONTAINERS: 1.0%
    7,500    Pactiv Corp.*<F3>                                         150,150
                                                                   -----------

PHARMACEUTICALS: 4.4%
    5,932    Bristol-Myers Squibb Co.                                  240,187
   10,000    Pfizer, Inc.                                              397,400
                                                                   -----------
                                                                       637,587
                                                                   -----------

RETAIL: 3.4%
    2,300    Home Depot, Inc. (The)                                    111,803
    4,000    Pier 1 Imports, Inc.                                       82,360
    3,200    Sears, Roebuck & Co.                                      164,064
    2,000    Wal-Mart Stores, Inc.                                     122,580
                                                                   -----------
                                                                       480,807
                                                                   -----------

SEMICONDUCTORS: 2.6%
    7,600    Altera Corp.*<F3>                                         166,212
    6,000    Intel Corp.                                               182,460
    2,589    TriQuint
               Semiconductor, Inc.*<F3>                                 31,094
                                                                   -----------
                                                                       379,766
                                                                   -----------

SOFTWARE: 12.7%
    9,800    Adobe Systems, Inc.                                       394,842
    6,000    Autodesk, Inc.                                            280,140
    9,737    First Data Corp.                                          849,553
   17,400    Oracle Corp.*<F3>                                         222,720
   13,500    Parametric
               Technology Corp.*<F3>                                    81,540
                                                                   -----------
                                                                     1,828,795
                                                                   -----------

TELECOMMUNICATIONS: 2.2%
    8,000    Andrew Corp.*<F3>                                         133,840
    8,850    Cable Design Technologies*<F3>                            118,147
      170    MCI Group*<F3>                                              1,005
    3,000    Tellabs, Inc.*<F3>                                         31,410
    4,250    WorldCom Group*<F3>                                        28,645
                                                                   -----------
                                                                       313,047
                                                                   -----------

TOTAL COMMON STOCKS
  (cost $8,520,662)                                                 12,319,135
                                                                   -----------

PRINCIPAL
  AMOUNT
---------
BONDS: 9.5%

FINANCIAL SERVICES: 0.7%
 $100,000    Citigroup, Inc.,
               6.50%, 1/18/11                                          100,654
                                                                   -----------

U.S. AGENCY OBLIGATIONS: 8.8%
  200,000    Federal Home Loan Bank,
               5.71%, 3/2/09                                           199,289
  500,000    Federal Home Loan Mortgage
               Corp., 7.00%, 3/15/10                                   534,574
   26,271    Federal National Mortgage
               Assoc., 7.00%, 6/1/03                                    27,028
  500,000    Federal National Mortgage
               Assoc., 6.14%, 9/2/08                                   504,666
                                                                   -----------
                                                                     1,265,557
                                                                   -----------
TOTAL BONDS
  (cost $1,285,584)                                                  1,366,211
                                                                   -----------

SHORT-TERM INVESTMENT: 4.8%

MONEY MARKET INVESTMENT: 4.8%
  683,694    Federated Cash Trust
               (cost $683,694)                                         683,694
                                                                   -----------
TOTAL INVESTMENTS IN SECURITIES
  (cost $10,489,940+<F4>):  100.0%                                  14,369,040

Other Assets less Liabilities:  0.0%                                    (1,459)
                                                                   -----------
NET ASSETS: 100.0%                                                 $14,367,581
                                                                   -----------
                                                                   -----------

 *<F3>  Non-income producing security.
 +<F4> At March 31, 2002, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

        Gross unrealized appreciation                  $4,811,651
        Gross unrealized depreciation                    (932,551)
                                                       ----------
        Net unrealized appreciation                    $3,879,100
                                                       ----------
                                                       ----------

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2002

ASSETS
   Investments in securities, at value (cost $10,489,940)          $14,369,040
   Receivables:
       Securities sold                                                  64,976
       Dividends and interest                                           17,922
   Prepaid expenses and other assets                                        64
                                                                   -----------
           Total assets                                             14,452,002
                                                                   -----------

LIABILITIES
   Bank overdraft                                                        2,270
   Payables:
       Securities purchased                                             49,915
       Advisory fees                                                     4,003
       Administration fees                                               2,712
   Accrued expenses                                                     25,521
                                                                   -----------
           Total liabilities                                            84,421
                                                                   -----------

NET ASSETS                                                         $14,367,581
                                                                   -----------
                                                                   -----------

Shares outstanding                                                     413,345
  (unlimited number of shares authorized, without par value)
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                $34.76
                                                                        ------
                                                                        ------

COMPONENTS OF NET ASSETS
   Paid-in capital                                                 $10,083,392
   Accumulated net investment income                                    31,501
   Accumulated net realized gain on investments                        373,588
   Net unrealized appreciation on investments                        3,879,100
                                                                   -----------
           Net assets                                              $14,367,581
                                                                   -----------
                                                                   -----------

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Year Ended March 31, 2002

INVESTMENT INCOME
   Income
       Dividends                                                    $  119,391
       Interest                                                        110,930
                                                                    ----------
           Total income                                                230,321
                                                                    ----------
   Expenses
       Advisory fees                                                    94,934
       Administration fees                                              30,000
       Fund accounting fees                                             22,648
       Transfer agent fees                                              17,708
       Audit fees                                                       16,464
       Reports to shareholders                                           9,293
       Custody fees                                                      6,644
       Trustee fees                                                      5,951
       Legal fees                                                        5,052
       Registration fees                                                 3,604
       Miscellaneous                                                     1,820
       Insurance expense                                                 1,023
                                                                    ----------
           Total expenses                                              215,141
                                                                    ----------
               NET INVESTMENT INCOME                                    15,180
                                                                    ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on investments                                    548,877
   Change in net unrealized
     appreciation/depreciation on investments                          671,033
                                                                    ----------
       Net realized and unrealized gain on investments               1,219,910
                                                                    ----------
           NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     $1,235,090
                                                                    ----------
                                                                    ----------

See accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                              YEAR ENDED         YEAR ENDED
                                            MARCH 31, 2002     MARCH 31, 2001
                                            --------------     --------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
   Net investment income                      $    15,180       $    42,647
   Net realized gain on investments               548,877           864,975
   Change in net unrealized
     appreciation/depreciation on investments     671,033        (2,497,719)
                                              -----------       -----------
       NET INCREASE (DECREASE) IN NET ASSETS
         RESULTING FROM OPERATIONS              1,235,090        (1,590,097)
                                              -----------       -----------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                     (24,693)          (35,992)
   From net realized gain                        (361,844)       (1,275,827)
                                              -----------       -----------
       TOTAL DISTRIBUTIONS TO SHAREHOLDERS       (386,537)       (1,311,819)
                                              -----------       -----------

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets derived from net
     change in outstanding shares (a)<F5>         882,437         2,679,417
                                              -----------       -----------
       TOTAL INCREASE (DECREASE)
         IN NET ASSETS                          1,730,990          (222,499)
                                              -----------       -----------

NET ASSETS
   Beginning of year                           12,636,591        12,859,090
                                              -----------       -----------
   END OF YEAR                                $14,367,581       $12,636,591
                                              -----------       -----------
                                              -----------       -----------
       ACCUMULATED NET INVESTMENT INCOME      $    31,501       $    24,687
                                              -----------       -----------
                                              -----------       -----------

(a)<F5>  A summary of capital share transactions is as follows:

                                      YEAR ENDED              YEAR ENDED
                                    MARCH 31, 2002          MARCH 31, 2001
                                 --------------------     -------------------
                                   Shares      Value      Shares      Value
                                  --------    --------   --------    --------
Shares sold                        39,829    $1,368,674    74,367  $ 2,940,721
Shares issued in reinvestment
  of distributions                 10,398       351,242    32,300    1,176,704
Shares redeemed                   (23,879)     (837,479)  (35,904)  (1,438,008)
                                  -------    ----------   -------  -----------
Net increase                       26,348    $  882,437    70,763  $ 2,679,417
                                  -------    ----------   -------  -----------
                                  -------    ----------   -------  -----------

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

                                                                           YEAR ENDED MARCH 31,
                                                     2002           2001           2000           1999           1998
                                                     ----           ----           ----           ----           ----
Net asset value,
  beginning of year                                 $32.65         $40.66         $38.24         $35.26         $26.13
                                                    ------         ------         ------         ------         ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                 0.04           0.16           0.06           0.15           0.16
Net realized and
  unrealized gain (loss)
  on investments                                      3.06          (4.37)          6.48           3.62           9.61
                                                    ------         ------         ------         ------         ------
     Total from
       investment operations                          3.10          (4.21)          6.54           3.77           9.77
                                                    ------         ------         ------         ------         ------

LESS DISTRIBUTIONS:
From net  investment income                          (0.06)         (0.10)         (0.11)         (0.05)         (0.15)
From net realized gain                               (0.93)         (3.70)         (4.01)         (0.74)         (0.49)
                                                    ------         ------         ------         ------         ------
     Total distributions                             (0.99)         (3.80)         (4.12)         (0.79)         (0.64)
                                                    ------         ------         ------         ------         ------
     Net asset value,
       end of year                                  $34.76         $32.65         $40.66         $38.24         $35.26
                                                    ------         ------         ------         ------         ------
                                                    ------         ------         ------         ------         ------
     Total return                                     9.63%        (11.31)%        18.34%         10.94%         37.65%

RATIOS/SUPPLEMENTAL DATA:
Net assets,
  end of year (millions)                             $14.4          $12.6          $12.9          $11.2          $10.9
Ratio of expenses to
  average net assets                                  1.59%          1.51%          1.46%          1.57%          1.59%
Ratio of net investment
  income to average
  net assets                                          0.11%          0.31%          0.15%          0.41%          0.48%
Portfolio turnover rate                               9.80%         20.85%         25.93%         25.71%          9.38%

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

     Avondale Hester Total Return Fund (the "Fund") is a diversified series of shares of beneficial interest of the Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end investment management company. The Fund began operations on October 12, 1988.

     Hester Capital Management, L.L.C., the Fund's Advisor, is a registered investment advisor, and provides investment advisory service to individuals and institutions with assets of approximately $700 million. Mr. I. Craig Hester, President, and Mr. John Gunthorp, Executive Vice President, are responsible for the management of the Fund's portfolio. Prior to September 1, 1998, the Fund was known as the Avondale Total Return Fund and was managed by Herbert R. Smith & Co., Inc.

     The Fund's investment objective is to realize the combination of income and capital appreciation that will produce the maximum total return consistent with reasonable risk. The Fund seeks to achieve its objective by investing primarily in equity and higher-quality fixed income debt securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Security Valuation. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on the last business day of the period; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

          U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and the ask price) until the 60th day prior to maturity, and then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value.

     B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. Security Transactions, Investment Income and Distributions. As is common in the industry, security transactions are accounted for on the trade date. The cost of securities owned on realized transactions are relieved on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities using the interest method.

     D. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

     E. Reclassification of Capital Accounts. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2:
          Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. For the year ended March 31, 2002, the Fund increased accumulated net investment income by $16,327 and decreased accumulated net realized gain on investments by $16,327 due to different book and tax treatment of short-term realized gains. Net assets were not affected by the change.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     For the year ended March 31, 2002, Hester Capital Management, L.L.C., (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 0.70% on the first $200 million of average daily net assets, 0.60% on the next $300 million of net assets, and 0.50% on net assets exceeding $500 million. For the year ended March 31, 2002, the Fund incurred $94,934 in advisory fees.

     U.S. Bancorp Fund Services, LLC (the "administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at an annual rate equal to the greater of 0.15% of the Fund's average daily net assets or $30,000. For the year ended March 31, 2002, the Fund incurred $30,000 in Administration fees.

     U.S. Bank, N.A., an affiliate of USBFS, serves as custodian to the Fund.

     Quasar Distributors, LLC (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and proceeds from sales of securities, excluding short-term securities and U.S. Government securities, for the year ended March 31, 2002, was $1,891,066 and $1,306,990, respectively.

     For the year ended March 31, 2002, the cost of purchases and the proceeds from sales of U.S. Government and Government Agency obligations, excluding short-term securities, was $0 and $232,935, respectively.

NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS

     On December 14, 2001, a distribution of $0.994 per share was declared. The dividend was paid on December 17, 2001, to shareholders of record on December 13, 2001.

     The tax character of distributions paid during the years ended March 31, 2002 and 2001 were as follows:

                                            2002                2001
                                            ----                ----
     Distributions paid from:
        Ordinary income                   $126,655          $   65,675
        Long-term capital gain             259,882           1,246,144
                                          --------          ----------
                                          $386,537          $1,311,819
                                          --------          ----------
                                          --------          ----------

     As of March 31, 2002, the components of distributable earnings on a tax basis were as follows:

     Undistributed ordinary income                $   31,501
     Undistributed long-term gain                    373,588
     Unrealized appreciation                       3,879,100
                                                  ----------
                                                  $4,284,189
                                                  ----------
                                                  ----------

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS OF
  AVONDALE HESTER TOTAL RETURN

THE BOARD OF TRUSTEES OF
  PROFESSIONALLY MANAGED PORTFOLIOS

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Avondale Hester Total Return Fund, a series of Professionally Managed Portfolios, as of March 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Avondale Hester Total Return Fund as of March 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                            TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
MAY 10, 2002

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. Unless noted otherwise, each person has held the position listed for a minimum of five years. The SAI includes additional information about the Fund's officers and trustees and is available, without charge, upon request.

                                                        Independent Trustees
                                                        --------------------

                                      Term of                                              # of Funds     Other
                          Position    Office and                                           in complex     Directorships
                          Held with   Length of     Principal Occupation                   overseen       Held by
Name, Age and Address     the Trust   Time Served   During Past Five Years                 by Trustee     Trustee
---------------------     ---------   -----------   ----------------------                 ----------     -------------
Dorothy A. Berry          Chairman    Indefinite    Talon Industries (venture              18             Not
Born (1943)               and         Term          capital & business                                    Applicable
4455 E. Camelback Rd.,    Trustee     Since         consulting); formerly
Suite 261-E                           May 1991      Chief Operating Officer,
Phoenix, AZ  85018                                  Integrated Assets Management
                                                    (investment advisor and
                                                    manager) and formerly
                                                    President, Value Line, Inc.,
                                                    (investment advisory &
                                                    financial publishing firm).

Wallace L. Cook           Trustee     Indefinite    Retired. Formerly Senior               18             Not
Born (1939)                           Term          Vice President, Rockefeller                           Applicable
4455 E. Camelback Rd.,                Since         Trust Co.; Financial
Suite 261-E                           May 1991      Counselor, Rockefeller & Co.
Phoenix, AZ  85018

Carl A. Froebel           Trustee     Indefinite    Private Investor.  Formerly            18             Not
Born (1938)                           Term          Managing Director, Premier                            Applicable
4455 E. Camelback Rd.,                Since         Solutions, Ltd.  Formerly
Suite 261-E                           May 1991      President and Founder,
Phoenix, AZ  85018                                  National Investor Data
                                                    Services, Inc. (investment
                                                    related computer software).

Rowley W.P. Redington     Trustee     Indefinite    President; Intertech                   18             Not
Born (1944)                           Term          (consumer electronics and                             Applicable
4455 E. Camelback Rd.,                Since         computer service and
Suite 261-E                           May 1991      marketing); formerly Vice
Phoenix, AZ  85018                                  President, PRS of New Jersey,
                                                    Inc. (management consulting),
                                                    and Chief Executive Officer,
                                                    Rowley Associates (consultants).

                                                  Interested Trustees and Officers
                                                  --------------------------------

                                      Term of                                              # of Funds     Other
                          Position    Office and                                           in complex     Directorships
                          Held with   Length of     Principal Occupation                   overseen       Held by
Name, Age and Address     the Trust   Time Served   During Past Five Years                 by Trustee     Trustee
---------------------     ---------   -----------   ----------------------                 ----------     -------------
Steven J. Paggioli        President   Indefinite    Consultant, U.S. Bancorp               18             Trustee,
Born (1950)               and         Term          Fund Services, LLC                                    Managers
915 Broadway              Trustee     Since         since July, 2001; formerly                            Funds.
New York, NY  10010                   May 1991      Executive Vice President,
                                                    Investment Company
                                                    Administration, LLC
                                                    ("ICA") (mutual fund
                                                    administrator and the
                                                    Fund's former administrator).

Robert M. Slotky          Treasurer   Indefinite    Vice President, U.S.                                  Not
Born (1947)                           Term          Bancorp Fund Services,                                Applicable
2020 E. Financial Way,                Since         LLC since July, 2001;
Suite 100                             May 1991      formerly, Senior Vice
Glendora, CA  91741                                 President, ICA (May 1997-
                                                    July 2001); former instructor
                                                    of accounting at California
                                                    State University-Northridge
                                                    (1997).

Chad E. Fickett           Secretary   Indefinite    Compliance Administrator,                             Not
Born (1973)                           Term          U.S. Bancorp Fund                                     Applicable
615 E. Michigan St.                   Since         Services, LLC since
Milwaukee, WI  53202                  March 2002    July, 2000.

                                    Advisor
                       HESTER CAPITAL MANAGEMENT, L.L.C.
                         100 Congress Ave., Suite 1960
                               Austin, TX  78701

                                  Distributor
                            QUASAR DISTRIBUTORS, LLC
                             615 E. Michigan Street
                              Milwaukee, WI  53202

                                   Custodian
                                U.S. Bank, N.A.
                               425 Walnut Street
                             Cincinnati, OH  45201

                                 Transfer Agent
                          ORBITEX DATA SERVICES, INC.
                                P.O. Box 542007
                             Omaha, NE  68154-1952
                                 (866) 811-0215

                            Independent Accountants
                              TAIT, WELLER & BAKER
                         8 Penn Center Plaza, Suite 800
                            Philadelphia, PA  19103

                                 Legal Counsel
                     PAUL, HASTINGS, JANOFSKY & WALKER, LLP
                          55 Second Street, 24th Floor
                         San Francisco, CA  94105-3441